10.8     Lease for 2031 N. University Drive, Coral Springs, FL

                                 LEASE FACE PAGE

LEASE DATE:   AS OF THE   2 DAY OF AUGUST, 2002

LANDLORD:     RM Coral Palm Plaza, Ltd.
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LANDLORD'S AGENT'S ADDRESS:  3325 S. University Drive, Suite 210  Davie, FL
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                             33328
    -
TENANT:  National Beauty Corporation (OTC BB:  NBEU
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TENANT'S TELEPHONE #:     (954) 717-8680, Ext. 22
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TENANT'S ADDRESS:  4818 W. Commercial Blvd Ft. Lauderdale, FL 33319
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TENANT'S CONTACT:    Edward Roth, C.E.O.
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PROPERTY NAME:  Coral Palm Plaza         The "Plaza")
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DEMISED PREMISES:  2031 N. University Drive Coral Springs, FL 33071
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APPROXIMATE SIZE:  900 square feet
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OTHER PURPOSE:  A Discount Hair Salon featuring Haircut and shampoo ONLYAND FOR
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NO OTHER PURPOSE.  *Tenant is advised that it is prohibited from operating a
Full Service Beauty Salon as per the attached Exhibit "E". Tenants is further advised that it is prohibited from performing the following services including, but not limited to, Hair Coloring, Nails, facials, and permanents.
TENANT'S BUSINESS NAME:  Hair Max
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LEASE TERM:  FIVE (5) YEARS and Four (4) MONTHS:
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BEGINNING DATE:  August 1, 2002; ENDING DATE:  November 30, 2007.
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BASE RENT AND ADDITIONAL RENTS SHALL COMMENCE TO ACCRUE AND BE DUE AND PAYABLE
ON:  December 1, 2002.
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                   INITIAL RENTAL DUE    MONTHLY       ANNUAL     PER S.F.
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BASE RENT          $1,725.00          $20,700.00       23.00
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EST. COMMON AREA
OPERATING EXPENSES $375.00            $4,500.00        $5.00
SALES TAX          $126.00            $1,512.00        6.0%
TOTAL              $2,226.00          $26,712.00
PREPAID RENT:      $2,226.00 (To be applied to December, 2002 Rent)
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SECURITY DEPOSIT:  $2,226.00
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INCREASES IN BASE RENT:  Three percent (3%) per year.
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FIRST ADJUSTMENT DATE:  August 1, 2003
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OPTION(S) TO RENEW:  Two (2) AT Five (5) YEARS.
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THE ITEMS CONTAINED ON THIS FACE PAGE RELATE TO THE CONTENTS OF THE LEASE.  ALL
AGREEMENTS BETWEEN THE PARTIES ARE IN WRITING AND CONTAINED IN THIS LEASE.

                                 Initials:  Landlord   /s/ JAK  Tenant   /s/ EAR
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